Intermediate Bond Fund of America® Prospectus Supplement January 4, 2021 (for prospectus dated October 30, 2020, as supplemented to date)

The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Effective January 4, 2021, Mark A. Brett will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-460-0121P Printed in USA CGD/TM/10039-S82445

Intermediate Bond Fund of America® Statement of Additional Information Supplement January 4, 2021 (for statement of additional information dated October 30, 2020, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
David J. Betanzos	$100,001 – $500,000	5	$92.3	None		None
Karen Choi	$500,001 – $1,000,000	1	$1.8	1	$0.08	None
Fergus N. MacDonald	Over $1,000,000	7	$192.3	1	$0.21	None
John R. Queen	$100,001 – $500,000	20	$266.0	1	$0.16	41	$0.86
Vincent J. Gonzales	$100,001 – $500,000	2	$10.2	None		None

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-461-0121P Printed in USA CGD/TM/10149-S82446